                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934
                           Date of report: May 8, 1998
                    Capita Equipment Receivables Trust 1997-1


A New York                 Commission File                 I.R.S Employer
Corporation                 NO. 333-34793                  No. 13-7135550

                                c/o AT&T Capital
                                   Corporation
                     44 Whippany Road. Morristown, NJ 07962
                         Telephone Number (973) 397-3000

ITEM 5.  OTHER EVENTS

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                                    MAY 8, 1998         PAYMENT DATE:                MAY 15, 1998
COLLECTION                                                          APRIL 30, 1998
PERIOD:


I.    INFORMATION REGARDING THE CONTRACTS

      1.  CONTRACT POOL PRINCIPAL BALANCE
          a.   Beginning of Collection Period                                                   $983,590,267.89
          b.   End of Collection Period                                                         $949,940,414.77
          c.   Reduction for Collection Period                                                  $ 33,649,853.12
      2.  DELINQUENT SCHEDULED PAYMENTS
          a.   Beginning of Collection Period                                                   $  9,642,318.52
          b.   End of Collection Period                                                         $ 10,135,880.15
      3.  LIQUIDATED CONTRACTS
          a.   Number of Liquidated Contracts                                                               264
               with respect to Collection Period
          b.   Required Payoff Amounts of Liquidated Contracts                                  $  2,359,908.57
          c.   Total Reserve for Liquidation Expenses
                                                                                                $             -
          d.   Total Liquidation Proceeds Received                                              $    138,180.11
          e.   Liquidation Proceeds Allocated to Owner Trust                                    $    133,898.70
          f.   Liquidation Proceeds Allocated to Depositor                                      $      4,281.41
          g.   Current Realized Losses                                                          $  2,226,009.87
      4.  PREPAID CONTACTS
          a.   Number of Prepaid Contracts with respect                                                     278
               to Collection Period
          b.   Required Payoff Amounts of Prepaid Contracts                                     $  7,989,669.07
      5.  PURCHASED CONTRACTS (BY TCC)
          a.   Number of Contracts Purchased by TCC with
               respect to Collection Period                                                                   0
          b.   Required Payoff Amounts of Purchased
               Contracts                                                                        $             -


      6.  DELINQUENCY STATUS OF CONTRACTS (END OF
          COLLECTION PERIOD)

                       ----------------------------------------------------------------
                                                                       % OF AGGREGATE
                       NUMBER OF      % OF         AGGREGATE REQUIRED  REQUIRED PAYOFF
                       CONTRACTS    CONTRACTS        PAYOFF AMOUNTS        AMOUNTS
                       ---------------------------------------------------------------
     a.   Current        67,207        93.63%          904,218,934.67        94.18%
     b.   31-60 days      2,427         3.38%           33,264,448.17         3.46%
     c.   61-90 days        953         1.33%            9,857,593.89         1.03%
     d.   91-120 days       577         0.80%            6,083,764.21         0.63%
     e.   120+ days         616         0.86%            6,651,553.98         0.69%
     f.   Total          71,780       100.00%          960,076,294.92       100.00%

      7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT
          TO CONTRACTS

          --------------------------------------------------------------------------------------------------------------------------
                                          % OF                 % OF                % OF                 % OF
                                        AGGREGATE            AGGREGATE           AGGREGATE            AGGREGATE
                                     REQUIRED PAYOFF      REQUIRED PAYOFF      REQUIRED PAYOFF      REQUIRED PAYOFF
                                         AMOUNTS              AMOUNTS              AMOUNTS              AMOUNTS
             COLLECTION
               PERIODS           31-60 DAYS PAST DUE    61-90 DAYS PAST DUE  91-120 DAYS PAST DUE  120+ DAYS PAST DUE
          --------------------------------------------------------------------------------------------------------------------------
               04/30/98                   3.46%                1.03%                0.63%                0.69%
               03/31/98                   3.30%                1.26%                0.51%                0.63%
               02/28/98                   6.09%                1.42%                0.59%                0.52%
               01/31/98                   3.34%                0.96%                0.41%                0.26%
               12/31/97                   3.17%                0.86%                0.36%                0.01%
               11/30/97                   2.89%                0.49%                0.00%                0.00%



      8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO
          CONTRACTS

                                  --------------------------------------------------------------------------------------------------
                                         COLLECTION                 3 COLLECTION     6 COLLECTION PERIODS        CUMULATIVE SINCE
                                           PERIOD                  PERIODS ENDING          ENDING                 CUT-OFF DATE
                                           APRIL-98                    APRIL-98            APRIL-98
                                  --------------------------------------------------------------------------------------------------
a. Number of Liquidated Contracts                264                   589                   742                   742
b. Number of Liquidated                         0.349%                0.779%                0.981%                0.981%
   Contracts as a Percentage
   of Initial Contracts
c. Required Payoff Amounts of                2,359,908.57          5,522,740.66          6,855,567.95          6,855,567.95
   Liquidated Contracts
d. Liquidation Proceeds Allocated             133,898.70            554,678.22            622,493.53            622,493.53
   to Owner Trust
e. Aggregate Current Realized                2,226,009.87          4,968,062.44          6,233,074.42          6,233,074.42
   Losses
f. Aggregate Current Realized                   0.194%                0.433%                0.543%                0.543%
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance



     II.  INFORMATION REGARDING THE SECURITIES

      1.  SUMMARY OF BALANCE INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF
      CLASS                 COUPON            MAY 15, 1998            MAY 15, 1998         APRIL 15, 1998         APRIL 15, 1998
                             RATE             PAYMENT DATE            PAYMENT DATE           PAYMENT DATE           PAYMENT DATE
------------------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes         5.790000%        $102,489,577.47            0.37611           $131,029,405.69            0.48084
b. Class A-2 Notes         6.030000%        $252,000,000.00            1.00000           $252,000,000.00            1.00000
c. Class A-3 Notes         6.120000%        $153,000,000.00            1.00000           $153,000,000.00            1.00000
d. Class A-4 Notes         6.190000%        $261,210,000.00            1.00000           $261,210,000.00            1.00000
e. Class A-5 Notes         5.781250%         $85,983,376.81            0.81889            $89,175,717.32            0.84929
f. Class B Notes           6.450000%         $68,820,000.00            1.00000            $68,820,000.00            1.00000
g. Class C Notes
   (Quarterly Paying)      6.480000%         $34,410,000.00            1.00000            $34,410,000.00            1.00000
h. Total                     N.A.           $957,912,954.28            0.83519           $989,645,123.01            0.86286


     Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $960,076,294.92 and the CCA Balance is $83,153,171.



      2.  MONTHLY PRINCIPAL AMOUNT
          a.   Principal Balance of Notes                                                                       $989,645,123.01
               (End of Prior Collection Period)
          b.   Contract Pool Principal Balance (End of Collection Period)                                       $949,940,414.77
          c.   Monthly Principal Amount                                                                         $ 39,704,708.24
      3.  GROSS COLLECTIONS
          a.   Scheduled Payments Received                                                                      $ 29,558,442.02
          b.   Liquidation Proceeds Allocated to Owner Trust                                                    $    133,898.70
          c.   Required Payoff Amounts of Prepaid Contracts                                                     $  7,989,669.07
          d.   Required Payoff Amounts of Purchased
               Contracts                                                                                        $          -
          e.   Proceeds of Clean-up Call                                                                        $          -
          f.   Investment Earnings on Collection, Note Distribution and Class C
               Funding Accounts                                                                                 $    114,388.24
          g.   Extension Fees Allocated to Owner Trust                                                          $      6,747.40
          h.   Total Gross Collections (sum of (a)
               through (g))                                                                                     $ 37,803,145.43
      4.  DETERMINATION OF AVAILABLE FUNDS
          a.   Total Gross Collections                                                                          $ 37,803,145.43
          b.   Withdrawal from Cash Collateral Account                                                          $          -
          c.   Total Available Funds                                                                            $ 37,803,145.43
      5.  CLASS A-5 SWAP
          a.   Payment Details
               1- Class A-5 Assumed Fixed Rate                                                                         6.250000%
               2- Class A-5 Assumed Fixed Rate Day                                                                    0.0833333
               Count(30/360)
               3- Class A-5 Interest Rate (Libor + .125%)                                                              5.781250%
               4- Class A-5 Interest Rate Day                                                                         0.0833333
               Count(Actual/360)
               5- Class A-5 Principal Amount                                                                    $ 89,175,717.32
          b.   Net Payment Calculation
               1- Class A-5 Assumed Fixed Payment                                                               $    464,456.86
               2- Class A-5  Interest Payment                                                                   $    429,622.60
               3- Net Class A-5 Swap Payment From/(To) the Trust                                                      34,834.26


      6.  APPLICATION OF AVAILABLE FUNDS

          --------------------------------------------------------------------------------------------------------
                                  ITEM                             AMOUNT            REMAINING AVAILABLE FUNDS
          --------------------------------------------------------------------------------------------------------
          a.   Total Available Funds                                                              37,803,145.43
          b.   Servicing Fee                                        1,024,573.20                  36,778,572.23
          c.   Interest on Notes:
               i)          Class A-1 Notes                            632,216.88                  36,146,355.35
               ii)         Class A-2 Notes                          1,266,300.00                  34,880,055.35
               iii)        Class A-3 Notes                            780,300.00                  34,099,755.35

               iv)        Class A-4 Notes                             1,347,408.25                  32,752,347.10
               v)         Class A-5 Swap Net Settlement                  34,834.26                  32,717,512.84
               vi)        Class A-5 Notes                               429,622.60                  32,287,890.24
               vii)       Class B Notes                                 369,907.50                  31,917,982.74
               vii)      Class C Funding Account                        185,814.00                  31,732,168.74
          d.   Principal on Notes:
               i)         Class A-1 Notes                            28,539,828.23                   3,192,340.51
               ii)        Class A-2 Notes                                     0.00                   3,192,340.51
               iii)       Class A-3 Notes                                     0.00                   3,192,340.51
               iv)       Class A-4 Notes                                      0.00                   3,192,340.51
               v)        Class A-5 Notes                              3,192,340.51                           0.00
               vi)       Class B Notes                                        0.00                           0.00
               vii)      Class C Funding Account                              0.00                           0.00
          e.   Deposit to Cash                                                0.00                           0.00
               Collateral Account
          f.   Amount to be applied in                                        0.00                           0.00
               accordance with CCA
               Loan Agreement
          g.   Balance, if any, to Equity Certificates                        0.00                              0


      7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

               Collection Period                                February-98                   March-98                    April-98
               Beginning Balance                                    0.00                     185,814.00                 371,628.00
               Principal Deposited                                  0.00                        0.00                        0.00
               Interest Deposited                                185,814.00                  185,814.00                 185,814.00
               ------------------                               -----------                 -----------                 ----------
               Total Amount Available for Distribution           185,814.00                  371,628.00                 557,442.00
               Amount Distributed                                  0.00                        0.00                     557,442.00
               ------------------                                  -----                       -----                    ----------
               Ending Balance                                    185,814.00                  371,628.00                     0.00



      8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

          --------------------------------------------------------------------------------------------------------
               Item                                                Amount            Remaining Available Funds
          --------------------------------------------------------------------------------------------------------
          a.   Total Available Funds                                                         557,442.00
          b.   Interest to Class C Note Holders                  557,442.00                     0.00
          c.   Principal to Class C Note Holders                     0                          0.00


III.   INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


      1.  BALANCE RECONCILIATION
          --------------------------------------------------------------------------------------------------------
                                                                                            MAY 15, 1998
                                  ITEM                                                      PAYMENT DATE
          --------------------------------------------------------------------------------------------------------
          a.   Available Cash Collateral Amount                                            83,153,171.00
               (Beginning)
          b.   Deposits to Cash Collateral Account                                               0
               (II.5(f))
          c.   Withdrawals from Cash Collateral Account                                          0
          d.   Releases of Cash Collateral Account                                               0
               Surplus
               (Excess, if any of (a) plus (b) minus (c)
               over (f))
          e.   Available Cash Collateral Amount (End)                                      83,153,171.00
               (Sum of (a) plus (b) minus (c) minus (d))
          f.   Requisite Cash Collateral Amount                                            83,153,171.00
          g.   Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))              0.00


      2.       CALCULATION OF REQUISITE CASH COLLATERAL
               AMOUNT
          a.   For Payment Dates from, and including, the December 1997 Payment
               Date to, and including, the December 1998 Payment Date
               1) Initial Cash Collateral Amount                                           83,153,171.00
          b.   For Payment Dates from, and including,
               the
               November 1998 Payment Date until
                the Final Payment Date, the sum of
               1) 8.5% of the Contract Pool Principal                                           0.00
               Balance
               2) The Aggregate Principal Balance of the                                        0.00
               Notes
                and the Equity Certificate Balance less
               the
                Contract Pool Principal Balance
               3) Total ((1) plus (2))                                                          0.00
          c.   Floor equal to the lesser of
                1) 2% of Cut-Off Date Contract Pool                                        22,938,806
               Principal
               Balance ($22,938,806); and
               2) the Aggregate Principal Balance of the                                  957,912,954.28
               Notes
          d.   Requisite Cash Collateral Amount                                            83,153,171.00




      3.       CALCULATION OF CASH COLLATERAL ACCOUNT
               WITHDRAWALS
          a.   Interest Shortfalls                                                              0.00
          b.   Principal Deficiency Amount                                                      0.00
          c.   Principal Payable at Stated Maturity Date                                        0.00
               of
               Class of Notes or Equity Certificates
          d.   Total Cash Collateral Account Withdrawals                                        0.00

  IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

-----------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTION                  CLASS A-1             CLASS A-2          CLASS A-3        CLASS A-4
    AMOUNTS                      NOTES                  NOTES             NOTES            NOTES
-----------------------------------------------------------------------------------------------------------------------------------
1. Interest Due               $   632,216.88        $1,266,300.00      $ 780,300.00     $1,347,408.25
2. Interest Paid              $   632,216.88        $1,266,300.00      $ 780,300.00     $1,347,408.25
3. Interest Shortfall         $         -           $        -         $       -        $        -
   ((1) minus (2))
4. Principal Due              $28,539,828.23        $        -         $       -        $        -
5. Principal Paid             $28,539,828.23        $        -         $       -        $        -
6. Total Distribution Amount  $29,172,045.11        $1,266,300.00      $ 780,300.00     $1,347,408.25
   ((2) plus (4))


---------------------------------------------------------------------------------------
 DISTRIBUTION              CLASS A-5        CLASS B         CLASS C
   AMOUNTS                   NOTES           NOTES           NOTES           TOTALS
---------------------------------------------------------------------------------------
1. Interest Due          $ 429,622.60    $ 369,907.50     $ 557,442.00   $ 5,383,197.23

2. Interest Paid         $   429,622.60  $   369,907.50   $ 557,442.00   $ 5,383,197.23
3. Interest Shortfall    $         -     $         -      $       -      $         -
   ((1) minus (2))
4. Principal Due         $ 3,192,340.51  $         -      $       -      $31,732,168.74
5. Principal Paid        $ 3,192,340.51  $         -      $       -      $31,732,168.74
6. Total Distribution
   Amount ((2) plus (4)) $ 3,621,963.11  $   369,907.50   $ 557,442.00   $37,115,365.97
   ((2) plus (4))


   V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

          --------------------------------------------------------------------------------------------------------
                                                                AS OF END OF                AS OF END OF
                                  ITEM                            APRIL-98                    MARCH-98
                                                             COLLECTION PERIOD           COLLECTION PERIOD
          --------------------------------------------------------------------------------------------------------
      1.  ORIGINAL CONTRACT CHARACTERISTICS
          a.   Original Number of Contracts                        75,651                       N.A.
          b.   Cut-Off Date Contract Pool                      $1,146,940,285                   N.A.
               Principal Balance
          c.   Original Weighted Average                            46.6                        N.A.
                Remaining Term (in months)
          d.   Weighted Average Original Term                       53.7                        N.A.
               (in months)
      2.  CURRENT CONTRACT CHARACTERISTICS
          a.   Number of Contracts                                 71,780                      72,514
          b.   Average Contract Principal Balance                $13,234.05                  $13,564.14
          c.   Weighted Average Remaining Term                      42.0                        43.0



  VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
      PREPAYMENT SCHEDULE

          -------------------------------------------------------------------------
                                                                SINCE ISSUE
            PERIOD                                                  CPR
          -------------------------------------------------------------------------

             0                December-97                         -0.436%
             1                 January-98                          5.709%
             2                February-98                          6.693%
             3                  March-98                           6.904%
             4                  April-98                           7.280%
             5                   May-98                            7.462%



 VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS


          A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on May 15, 1998

 This Certificate shall;; constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                AT&T CAPITAL CORPORATION

                                Glenn A. Votek
                                ----------------------------
                                Glenn A Votek
                                Executive Vice President and Treasurer